UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

Pain Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Austin, Texas 78731
7801 N Capital of Texas Highway, Suite 260, Austin, Texas 78731
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (512)-501-2444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.    Entry into a Material Definitive Agreement.

Capital on Demand™ Sales Agreement

On February 8, 2018,  Pain Therapeutics, Inc. (the “Company”) entered into an ATM Capital on Demand™ Sales Agreement (the “Sales Agreement”) with JonesTrading Institutional Services LLC (the “Agent”).  Under the terms of the Sales Agreement, the Company may issue and sell up to $16.9 million of shares of its common stock, from time to time, to or through the Agent, acting as sales agent. Sales of the shares, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at prevailing market prices at the time of sale, or as otherwise agreed with the Agent. The Company will pay the Agent compensation for sales of the shares equal to 3% of the aggregate sales price per share of shares sold through the Agent, as sales agent, under the Sales Agreement.

The Company is not obligated to sell and the Agent is not obligated to buy or sell any shares under the Sales Agreement. No assurance can be given that the Company will sell any shares under the Sales Agreement, or, if it does, as to the price or amount of shares that it sells, or the dates when such sales will take place.

The shares will be offered pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-217319), which became effective under the Securities Exchange Act of 1933, as amended, on July 31, 2017 (the “Shelf Registration Statement”).

A copy of the Sales Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The foregoing description of the material terms of the Sales Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1.

Morrison & Foerster LLP issued its opinion with respect to the legality of the shares of common stock that may be issued pursuant to the Sales Agreement, which opinion is attached hereto and incorporated herein by reference as Exhibit 5.1.

Capital on Demand is a trademark of JonesTrading Institutional Services LLC.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Capital on Demand™ Sales Agreement dated February 8, 2018, between Pain Therapeutics, Inc. and JonesTrading Institutional Services LLC.

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAIN THERAPEUTICS, INC.

Date: February 8, 2018	/s/ Remi Barbier
Remi Barbier
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Capital on Demand™ Sales Agreement dated February 8, 2018, between Pain Therapeutics, Inc. and JonesTrading Institutional Services LLC.

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison & Foerster LLP (contained in Exhibit 5.1).